CONSOLIDATED BALANCE SHEETS (Parenthetical) ¥ in Thousands	Dec. 31, 2017 CNY (¥) shares	Dec. 31, 2016 CNY (¥) shares
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowance | ¥	¥ 10,277	¥ 11,424
Long-term investments, marketable securities measured at fair value | ¥	¥ 907,716	¥ 204,945
Ordinary shares, shares authorized	8,000,000,000	8,000,000,000
Ordinary shares, shares issued	294,040,234	281,379,130
Ordinary shares, shares outstanding	280,518,358	278,282,366
Treasury stock, shares	3,096,764	3,096,764